IMPI
INSTITUTO MEXICANO DE LA PROPIEDAD INDUSTRIAL

# TÍTULO DE REGISTRO DE MARCA

## J J HOLAND LIMITED

Nacionalidad ISLAS VIRGENES BRITANICAS

Domicilio WICKHAMS QUAY, ROADTOWN, INTERNATIONAL TRUST BUILDING
TORTOLA ISLAS VIRGENES BRITANICAS

**Registro** **1644404** Tipo de Marca MIXTA

**Signo distintivo** **4U2 y Diseño**

Clase 3

**Se aplica a** COSMETICOS; PERFUMES AGUA DE COLONIA; PRODUCTOS DE TOCADOR; AEROSOLES DE USO CORPORAL; MAQUILLAJE; SOMBRAS DE OJOS; MASCARA DE PESTAÑAS; LAPICES PARA USO COSMETICO; LAPICES DE OJOS; PERFILADORES DE OJOS; LAPICES DE CEJAS; COSMETICOS PARA LAS CEJAS; PINTALABIOS; BRILLOS DE LABIOS; BALSAMOS LABIALES [NO MEDICINALES]; PREPARADOS BASE DE MAQUILLAJE; POLVOS DE MAQUILLAJE; COLORETES COSMETICOS; PREPARACIONES [NO MEDICINALES] PARA EL CUIDADO DE LA PIEL, CARA, O DEL CABELLO; PREPARACIONES PARA FIJAR EL CABELLO; TIZA PARA EL-----continúa-----

Expediente 1704706
Fecha de presentación ENE 20, 2016
Hora 14:59

4U2
COSMETICS
BEL'AIR U.S.A

Clasificación de Elementos Figurativos (7) 27.5.1, 27.5.5, 27.5.10, 27.5.24, 27.7.1, 27.7.11, 27.7.24, 29.1.12

La impresión del signo distintivo en este titulo puede presentar variaciones en el tono de los colores respecto al presentado en la solicitud de registro

El registro de referencia se otorga con fundamento en los artículos 1°, 2° fracción V, 6° fracción III, 125 y 126 de la Ley de la Propiedad Industrial.

De conformidad con el artículo 95 de la Ley de la Propiedad Industrial, el presente registro tiene una vigencia de diez años contados a partir de la fecha de presentación de la solicitud y el mismo podrá renovarse por periodos de la misma duración, en los términos establecidos en los artículos 133 y 134 del mismo Ordenamiento Legal.

Quien suscribe el presente titulo lo hace con fundamento en los artículos 6° fracción III y 7° BIS 2 de la Ley de la Propiedad Industrial; 1°, 3° fracción V inciso b), subíndices ii) y iii) primero y segundo guión respectivamente, 4°, 5°, 11, fracción II y último párrafo y 13 fracción III del Reglamento del Instituto Mexicano de la Propiedad Industrial; 1°, 3°, 4°, 5° fracción V inciso b, subíndices ii) y iii) primero y segundo guión respectivamente, 17 fracción III, 28 y 31 del Estatuto Orgánico de este Instituto; 1°, 3° y 6° inciso a) párrafos antepenúltimo, penúltimo y último del Acuerdo que delega facultades en los Directores Generales Adjuntos, Coordinador, Directores Divisionales, Titulares de las Oficinas Regionales, Subdirectores Divisionales, Coordinadores Departamentales y otros Subalternos del Instituto Mexicano de la Propiedad Industrial. Ordenamientos Legales cuyas reformas, adiciones y modificaciones se encuentran vigentes a la fecha de emisión del presente título.

MEXICO, D.F. A 08 DE JUNIO DE 2016.

**EL COORDINADOR DEPARTAMENTAL DE EXAMEN DE MARCAS 'A'**

**LIC. JOSE DANIEL GARCIA RODRIGUEZ**

20160420679

IAB/205139